                                                                  EXHIBIT O (ii)

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose name appears below hereby nominates, constitutes and appoints John C. Russell, Robert
L. Schwartz and Lisa D. Levey (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, for him or her and on his or her behalf and in his or her place and stead in any and all capacities, to make, execute and sign the Registration Statement filed on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all amendments and supplements thereto of W.P. Stewart & Co. Growth Fund, Inc. (the "Fund"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock of the fund, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as each of the undersigned officers or Directors himself or herself might or could do.

        IN WITNESS WHEREOF, the undersigned officers and Directors have hereunto set their hands this 22nd day of February, 1999.


                                /s/ Thomas R. LeViness
                                ---------------------------
                                    Thomas R. LeViness
                                    Director

STATE OF NEW YORK               )
                                )     ss:
COUNTY OF NEW YORK              )


        On the 22nd day of February, 1999, before me personally came Thomas R. LeViness, to me known, who, being by me duly sworn, did depose and say that he is the person named above and who executed the foregoing instrument; and he acknowledged to me that he executed the same.


                                        /s/ SIDNEY N. WEISS
                                        -----------------------
                                            Notary Public

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose name appears below hereby nominates, constitutes and appoints John C. Russell, Robert L. Schwartz and Lisa D. Levey (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, for him or her and on his or her behalf and in his or her place and stead in any and all capacities, to make, execute and sign the Registration Statement filed on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all amendments and supplements thereto of W.P. Stewart & Co. Growth Fund, Inc. (the "Fund"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock of the fund, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as each of the undersigned officers or Directors himself or herself might or could do.

        IN WITNESS WHEREOF, the undersigned officers and Directors have hereunto set their hands this 22nd day of February, 1999.


                                /s/ David J. Winkler
                                --------------------------
                                    David J. Winkler
                                    Director

STATE OF NEW YORK               )
                                )      ss:
COUNTY OF NEW YORK              )


        On the 22nd day of February, 1999, before me personally came David J. Winkler, to me known, who, being by me duly sworn, did depose and say that he is the person named above and who executed the foregoing instrument; and he acknowledged to me that he executed the same.


                                        /s/ RUTH ALTMAN
                                        --------------------
                                            Notary Public